Exhibit 99.4

Investment Presentation | August 2020 Nasdaq: HOFV, HOFVW

Forward - Looking Statements This presentation, and the accompanying oral presentation, contain forward - looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 about us that involve substantial risks and uncertainties . In some cases, you can identify forward - looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “propose”, “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions . Future - looking statements in this presentation include, but are not limited to, statements about : the benefits of the business combination ; the future financial performance of the Company following the business combination ; changes in the market in which the Company competes ; expansion and other plans and opportunities ; the effect of the COVID - 19 pandemic on the Company’s business ; the Company’s ability to raise financing in the future ; the possibility of sports betting becoming legal in Ohio ; and the Company ability to maintain the listing of its common stock on Nasdaq following the business combination . These statements are based on the current expectations of the Company’s management and are not predictions of actual performance . These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially . These risks and uncertainties include, but are not limited to the inability to recognize the anticipated benefits of the business combination ; costs related to the business combination ; the company’s ability to manage growth ; the company’s ability to execute its business plan and meet its projections ; potential litigation involving the company ; changes in applicable laws or regulations ; the potential adverse effect of the COVID - 19 pandemic on capital markets, general economic conditions, unemployment and the company’s liquidity, operations and personnel . Additional information and “Risk Factors” are available in other filings that we make from time to time with the SEC . In addition, the forward - looking statements in this presentation relate only to events as of the date on which the statements are made and are based on information available to us as of the date of this presentation . We undertake no obligation to update any forward - looking statements made in this presentation to reflect events or circumstances after the date of this presentation . Use of Non - GAAP Financial Measures This presentation, and the accompanying oral presentation, include non - GAAP financial measures, including forward - looking projections of adjusted EBITDA and annualized run - rate EBITDA . In this presentation, “EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortization . “Adjusted EBITDA” means EBITDA adjusted for items that are not part of regular operating activities, including acquisition related expenses, and other non - cash items such as non - cash - unit based compensation, losses on disposal of property, losses from discontinued operations and individually significant disposals and expenses related to tax changes . Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP . “Annualized run - rate EBITDA” means "EBITDA" projected over an annualized period . We have presented forward - looking projections of adjusted EBITDA and annualized run - rate EBITDA in this presentation because we consider them key measures used by management to understand and evaluate the company’s operating performance and trends, to prepare and approve the combined company’s annual budget and to develop short - term and long - term operational plans, and believe that those measures are frequently used by analysts, investors and other interested parties in the evaluation of companies . Other companies may calculate adjusted EBITDA and annualized run - rate EBITDA differently than we do . We are unable to reconcile the forward - looking projections of EBITDA and adjusted EBITDA and annualized run - rate EBITDA to their nearest GAAP measures because the nearest GAAP financial measures are not accessible on a forward - looking basis . 2 Disclaimer

Our unique position and multimedia approach makes us the only company of our kind fully poised to capitalize on the Power of Pro Football. NEW, INTERACTIVE EXPERIENCES AND CONTENT FOR THE WORLD'S MOST LOYAL FANS ACCESS TO UNPRECEDENTED PARTNERSHIPS INTEGRATED DESTINATION + MEDIA + GAMING MULTIPLE POINTS OF MONETIZATION WITHIN EACH BUSINESS VERTICAL ABILITY TO CREATE UNLIMITED CONTENT 3 Competitive Advantage

4 185+ Million NFL fans globally and growing. Statista, 2015 NFL Commissioner Roger Goodell has targeted $25 billion in revenue by 2027, an annual growth rate of 6% from 2018’s $15 billion. Bloomberg, 2018 In 2019, television viewership increased 5% to 16.5 million per game, up from 15.8 million in 2018. CNBC, December 2019 Viewership of NFL games on digital platforms increased 51% f or the 2019 season. Television News Daily, 2020 The Power of Pro Football

5 Inspiring unique and exhilarating sports and entertainment experiences that maximize growth and fan engagement We create exceptional sports - inspired destination, media and gaming experiences that uniquely leverage brand partnerships and direct access to exclusive content VISION MISSION HONORING THE PAST & INSPIRING THE FUTURE Who We Are As a world - class resort and sports entertainment company , we do what no other company can — leverage unique brand partnerships and direct access to exclusive content to create exceptional experiences across multiple platforms. With our connection to sport, we exemplify these values: INSPIRATION | TEAMWORK | RESPECT | INTEGRITY | EXCELLENCE

6 Mike Crawford President & CEO Jason Krom CFO Anne Graffice Executive Vice President, Public Affairs Mike Levy President of Operations, Hall of Fame Village John Regas Vice President, Marketing and Partnerships Michael Munoz Vice President of Youth Football & Partnerships Clint Fetty Vice President & General Manager, Hall of Fame Village Sports Ryan Robbins Vice President, Alliance Partnerships AVERAGE OF 30 YEARS EXPERIENCE WITH TOP BRANDS Leadership Team

7 THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content Youth Sports Sponsorships GAMING Fantasy Sports eGaming Sports Betting A MULTI - DIMENSIONAL SPORTS & ENTERTAINMENT COMPANY + + What We Are

8 Our Approach

Destination-Based Entertainment Assets

OVERVIEW


3
7
6
9
8
2
1
4
5
(Artistic Rendition)

LOCATED WITHIN AN OPPORTUNITY ZONE & OHIO'S ONLY TOURISM DEVELOPMENT DISTRICT | JUMP TO APPENDIX

Phase I

Completed • $250M Assets already created

1. Pro Football Hall of Fame
2. Tom Benson HOF Stadium
3. National Youth Football & Sports Complex

HOF Village Media*

Jump to Destination-Based Ph. I slide #34 in Appendix

Phase II**

4. HOF Indoor Waterpark
5. The Eleven, a Hilton Tapestry Hotel
6. Constellation Center for Excellence
7. Center for Performance
8. Retail Promenade
9. Play-action Plaza

Jump to Targeted Financial Growth slide #36 in Appendix

Phase III

Up to ***$300 Million in new assets*** across ***600 acres*** of available land.

Illustrative programming, including potential for additional attractions, dining, lodging and accommodations.

Jump Destination-Based Asset Ph. III slide #35 in Appendix

*HOF Village Media is not a physical part of the the Hall of Fame Village powered by Johnson Controls, but is a Phase I asset of the company.
**DoubleTree by Hilton hotel opening in downtown Canton, Fall 2020.

9

HALL OF FAME RESORT & ENTERTAINMENT CO.

10 Dallas Cowboys 1,289 Washington 1,101 Jacksonville Jaguars 1,014 Green Bay Packers 1,154 Atlanta Falcons 1,099 Detroit Lions 1,011 NY Giants 1,143 Baltimore Ravens 1,091 Arizona Cardinals 1,000 Philadelphia Eagles 1,139 New England Patriots 1,086 Chicago Bears 991 Buffalo Bills 1,123 San Francisco 49ers 1,080 Pittsburgh Steelers 986 Carolina Panthers 1,122 Houston Texans 1,076 Indianapolis Colts 965 New Orleans Saints 1,117 Cleveland Browns 1,075 Las Vegas Raiders 950 NY Jets 1,116 Minnesota Vikings 1,070 Tampa Bay Buccaneers 949 Kansas City Chiefs 1,115 Miami Dolphins 1,066 Cincinnati Bengals 907 Denver Broncos 1,104 Los Angeles Rams 1,063 Los Angeles Chargers 760 Seattle Seahawks 1,102 Tennessee Titans 1,047 2019 Total Attendance per NFL Team (figures in thousands) Nearly half of NFL franchises are located within an 8 - hour drive, representing $6.4 billion in annual revenues. 1 32 million people live within a 5 - hour drive of Hall of Fame Village powered by Johnson Controls . Akron/Canton Airport provides direct flights to 10 major cities. 1 Source: ESPN Teams in gold are located within 8 - hour drive of location STRATEGIC LOCATION TAPS INTO FOOTBALL FANDOM Why Canton? Gold area represents an 8 - hour drive radius for Canton, Ohio

HALL OF FAME VILLAGE powered by Johnson Controls

Destination-Based Entertainment Assets

PHASE II



THE ELEVEN, A HILTON TAPESTRY HOTEL

- Upscale, football-themed hotel, ~180 rooms
- ~10,000 sq. ft. of meeting space



DOUBLETREE BY HILTON

- $21 million in renovations to downtown Canton hotel ongoing; Opening Fall 2020
- 164 guest rooms
- 11,000 sq. ft. of meeting space



INDOOR WATERPARK

- Technology-driven, football-themed experiential attraction
- 85,000 sq. ft. of indoor waterpark wet space
- Open year-round



CONSTELLATION CENTER FOR EXCELLENCE

- 75,000 sq. ft. vibrant mixed-use setting
- Includes dynamic office space & retail pads



CENTER FOR PERFORMANCE

- Home to NFL Alumni Academy
- World-class offices, training facilities & practice fields



PLAY-ACTION PLAZA

- 3.5-acre green space
- Adjacent to Retail Promenade
- Fun, football-themed area for recreation, events & informal gatherings



RETAIL PROMENADE

- 82,000 sq. ft. of unique restaurant & retail offerings
- Sports entertainment & themed, experiential offerings

11

12 1.3 13.7 36.1 63.2 71.5 73.6 76.5 2020 2021 2022 2023 2024 2025 2026 - 1.4 4.4 12.6 21.3 25.3 25.9 26.6 2020 2021 2022 2023 2024 2025 2026 REVENUE PROJECTIONS (M) ADJUSTED EBITDA (M) New Phase II Canton - based assets represent approximately half of HOFV’s projected $150 million of annual revenue and $50 million EBITDA. Event Rentals Gaming Youth Sports Sponsorships Meetings/ Conventions Concessions Admissions Media Arcade Merchandise Leasing Restaurant/ B ar Virtual Reality Event Rentals Indoor Entertainment Sponsorships Banquets/ F ood Room Nights / Lodging HOW WE MONETIZE Note: Financials above reflect prior programming for Center For Performance. Currently establishing new Pro Formas to reflect expanded programming including NFL Alumni Academy. PHASE II Destination - Based Entertainment Assets Jump to Investment Opportunity: Qualified Opportunity Zone slide #39 in Appendix

HALL OF FAME VILLAGE | powered by Johnson Controls

Events & Live Entertainment

EVENT STRATEGY & GROWTH

HOSTED 73 TOTAL EVENTS IN 2019, INCLUDING STADIUM, YOUTH SPORTS AND PRIVATE EVENTS.



TOM BENSON HALL OF FAME STADIUM

- Live events, concerts, and performances
- Weddings, corporate retreats, indoor/outdoor parties



NATIONAL YOUTH FOOTBALL & SPORTS COMPLEX

- Youth sporting events and tournaments
- Sports academies and athletic clinics
- More planned throughout the U.S.



CENTER FOR PERFORMANCE

- Field house for indoor sporting events
- NFL Alumni Academy sports/events
- Convention space for events



CONSTELLATION CENTER FOR EXCELLENCE

- Meetings and speaking engagements



PREMIUM HOTELS

- Meetings, conventions and banquets



INDOOR WATERPARK

- Event and private party rentals



PLAY-ACTION PLAZA

- Green space for recreation, events and informal gatherings



RETAIL PROMENADE

- Private event rentals
- Indoor entertainment bookings
- Outdoor festivals

13

14 8 State - of - the - art, multi - use fields ; 5 fields today, 3 being added in Phase II. Hosted 500k athletes and their families since 2017. More than 50% out - of - state attendance. Currently hosting outdoor sport activities such as football, flag football, lacrosse, soccer and rugby matches, with plans to expand programming to include indoor programming such as basketball, volleyball, cheerleading, band and more. Opportunity to produce exclusive content from tournaments and camps and create youth mentorship and coaching programs. Hosted annual Pro Football HOF National Youth Football Championships with streaming coverage on platforms such as CBS Sports Network. YOUTH SPORTS APPROACH Youth Sports

15 0.4 4.3 5.5 6.6 7.0 7.3 7.6 2020 2021 2022 2023 2024 2025 2026 - 0.8 1.6 2.4 3.4 3.7 3.9 4.1 2020 2021 2022 2023 2024 2025 2026 REVENUE PROJECTIONS (M) ADJUSTED EBITDA (M) 362,000 351,000 334,000 304,000 276,000 230,000 200,000 179,625 170,338 123,810 OUTDOOR PARTICIPATION PROJECTIONS *Estimate is a pre - COVID - 19 projection. Note: Figures do not include indoor complex projections. * YOUTH SPORTS PROJECTIONS Youth Sports 2026 2025 2024 2023 2022 2021 2020 2019 2018 2017 Jump to Events & Live Entertainment slide #42 in Appendix

CONTENT DISTRIBUTION OPPORTUNITIES • By 2023, revenues for the global entertainment and media industry are expected to reach $2.6 trillion and digital revenues will account for over 60% of total revenue in the media & entertainment industry. 2 • Virtual reality (VR) and over - the - top video (including streaming services like Netflix and Amazon Video) will see the most annual growth between 2018 and 2023. 2 SOCIAL MEDIA BROADCAST OVER - THE - TOP STREAMING 1. Nearly 50 Million Pieces - consisting of documents, photographs, video and artifacts 2. Source: “PwC Global Entertainment & Media Outlook: 2019 - 2023” | pwc.com/outlook 16 CURRENT & FUTURE LANDSCAPE Hall of Fame Village Media BRAND PARTNERSHIP S WITH NFL ALUMNI ASSOCIATION & PRO FOOTBALL HALL OF FAME allow d irect a ccess to Exclusive Content & L argest Collection of Football Memorabilia in the w orld 1 Jump to Hall of Fame Village Media: Current Content Partnerships slide #41 in Appendix.

17 GO FORWARD STRATEGY • Building a world - class media team • Creating programming in four primary categories: FEATURE FILMS PRIMETIME TELEVISION FAMILY SHOWS KIDS PROGRAMMING • Continuing to advance content creation partnerships • Evolving a network of production and distribution partners OUR APPROACH Producing exclusive, football - focused programming • Live content has resulted in significant national broadcast coverage, including: • National High School Football Signing Day • The World Bowl High School All American Game • World Youth Football Championships • Future live content to include NFL Alumni Academy | | 0.3 3.5 5.1 6.6 11.0 14.0 14.5 2020 2021 2022 2023 2024 2025 2026 - 0.2 - 0.6 - 0.3 0.4 4.1 6.6 6.6 2020 2021 2022 2023 2024 2025 2026 ADJUSTED EBITDA (M) REVENUE PROJECTIONS (M) CONTENT CREATION Hall of Fame Village Media

INDUSTRY OUTOOK • In 2020, the global eSports market was valued at over one billion U.S. dollars. 1 • Revenue is expected to reach $6.82 billion by 2027, a 24.4% CAGR from 2019. Revenue comes from a combination of sponsorships, media rights, advertising, publisher fees, merchandise and admissions. 2 OUR APPROACH eGaming is the connective tissue that integrates all company business units. Youth Sports Increases engagement Sports Betting Virtual Games with betting component Destination Resort Purpose - driven physical locations Offsite Assets Gaming as part of asset - build & programming Media Broadcast | Streaming gaming content 18 EGAMING Hall of Fame Village Gaming 1. Statista, 2020 2. Grandview, 2020

1. Ramsey, Eric. “The First $10 Billion In Expanded US Sports Betting Revenue Goes To …” Legal Sports Report, 19 Sept. 2019. INDUSTRY OUTOOK • Since the US Supreme Court permitted states to legalize sports betting in May 2018, Americans have legally wagered more than $10 billion on sports. 1 • Sports betting is gaining traction with the NFL through official partnerships with gambling experts like Caesars Entertainment. OUR APPROACH • Poised to take advantage of existing brand partnerships and o ur own Fantasy League and e - gaming, all of which can be designed to accept sports wagering. • Exploring online partnerships in this space to take advantage of sports betting opportunities that can create a revenue stream immediately while awaiting legalization in Ohio. 19 SPORTS BETTING Hall of Fame Village Gaming

20 FRANCHISE OWNERSHIP GROUP FANTASY SPORTS Hall of Fame Village Gaming 1. Orbis Research. “Global Fantasy Sports Industry 2014 Market Research Report.” QY Research, 13 Apr. 2019. 2. Orbis Research. “Signed two new sponsorship agreements” INDUSTRY OUTLOOK • In 2018, global market for Fantasy Sports was $13.9 billion 1 • Global markets expected to reach $33.2 billion by the end of 2025 , a CAGR of 13.2% through 2025 2 OUR APPROACH • HOFREco entered the high - growth vertical of fantasy sports with the acquisition of The Crown League, the first professional fantasy football league • Connecting fans of all levels to fantasy football experts to engage in authentic and meaningful ways • The league, launching in Fall 2021 , will have geo - based franchises professionally managed with ownership and influence from the public • Potential for i ndustry expertise provided by experienced fantasy analysts, NFL Hall of Famers and NFL Alumni FRONT OFFICE General Manager + Ambassador Coaches

21 0.3 0.9 1.8 4.2 6.0 7.5 2020 2021 2022 2023 2024 2025 2026 - 0.2 - 1.1 0.0 0.4 1.4 1.8 2.3 2020 2021 2022 2023 2024 2025 2026 REVENUE PROJECTIONS (M) ADJUSTED EBITDA (M) Live Events 22% Media Rights 14% Vig 1 12% Sponsorship 9% Advertising 9% Gambling 9% Affiliate 9% Merchandise 11% Digital Merch 5% 5 - YEAR REVENUE MIX FANTASY SPORTS PROJECTIONS Hall of Fame Village Gaming 1. Vig (Vigorish): Commission charged by the house to place a bet

22 Committed sponsors represent over $120M of value. Projecting $28M of annual Sponsorship Revenue in 2026. 1 1. Sponsorship projections based on benchmarks from similar industries and venues and includes extrapolations of growth as assets are developed and attendance and market share of audience are contemplated to increase. FOUNDING PARTNER & OFFICIAL NAMING RIGHTS PARTNER OFFICIAL ENERGY PARTNER OFFICIAL PROCESSING & PAYMENT SOLUTIONS PARTNER OFFICIAL SOFT DRINK, WATER & SPORTS HYDRATION PARTNER OFFICIAL ARTIFICIAL TURF PARTNER WORLD BOWL & YOUTH CHAMPIONSHIP OFFICIAL PARTNER CURRENT SPONSORSHIPS Partnerships & Sponsorships

23 We have built a roster of world - class partners to guide the development of our physical assets and assist in leveraging the power of pro football into unique and immersive experiences across a wide range of platforms. STADIUM OPERATIONS MANAGEMENT EXCLUSIVE STADIUM F OOD SERVICE PROVIDER NFL ACADEMY & NFL ALUMNI HEADQUARTERS ON - SITE AT HOFV DEVELOPMENT & MANAGEMENT FOR TAPESTRY & DOUBLETREE HOTELS OWNER’S REPRESENTATIVE F OR DESIGN/CONSTRUCTION CONSTRUCTION MANAGER FOR PHASE I AND II ASSETS HOTEL FRANCHISOR FOR TAPESTRY & DOUBLETREE LOCAL CONVENTION & VISITORS’ BUREAU CURRENT PARTNERSHIPS Partnerships & Sponsorships Jump to Partnerships & Sponsorships: NFL Alumni Association slide #40 in Appendix

2020 2021 2022 2023 2024 2025 2026 Contracted New 6.0 6.2 0.2 6.9 9.6 2.7 6.9 12.6 5.7 6.7 16.0 9.3 6.7 23.4 16.7 6.8 25.1 18.3 6.7 28.0 21.3 24 3.4 5.8 7.6 9.7 14.3 15.3 17.2 2020 2021 2022 2023 2024 2025 2026 REVENUE PROJECTIONS (M) ADJUSTED EBITDA (M) AREAS OF OPPORTUNITY ALCOHOL $2.5 TO 3.2M AUTO $1.4 TO 1.8M CARBONATED BEVERAGES $1.2 TO 1.5M TELECOMM $1.0 TO 1.3M INSURANCE $1.0 TO 1.3M GROCERY $750 TO 950K CONSTRUCTION INDUSTRIAL $400 TO 500K BANKING $2.0 TO 2.5M Areas of opportunity represent the top among up to 30 different categories of sponsors. SPONSORSHIP PROJECTIONS Partnerships & Sponsorships

Waterpark 22% Stadium 15% The Eleven, a Hilton Tapestry Hotel 8% DoubleTree by Hilton 7% Center for Performance 6% Play - action Plaza 3% Constellation Center for Excellence 2% Retail Promenade 1% Youth Sports 5% Fantasy 4% Sponsorship 17% HOF Village Media 9% Other 2% 25 2026E REVENUE BREAKDOWN By 2026, the Company expects to have approximately $150M of annual revenue across nine streams, including sports, attractions, media, hotels and retail. FINANCIALS DIVERSIFIED FUTURE REVENUE STREAMS Financials Destination - Based/Physical Assets Offsite & Non - Physical Assets

26 Hall of Fame Village Gaming YOUTH SPORTS TOURNAMENTS In partnership with the NFL Alumni Association and regional tourism bureaus, we are targeting the development of Hall of Fame Huddle programs and other youth programming in NFL cities. TARGETING 32 NFL CITIES FUTURE DESTINATION ASSETS Targeting the development of future destination - themed assets , including live entertainment, gaming, dining & more all over the country alongside major NFL franchise cities . TARGETING EVERY NFL CITY Future Growth

27 Sports Betting eGaming Fantasy Sports Media Real Assets, Sponsorships & Events (on and off - campus) 1. Global sports betting market is expected to reach approximately USD 155.49 billion by 2024, growing at a healthy CAGR of 8.83% between 2018 to 2024 (Zion Market Research, 2019). 2. Revenue is expected to reach $6.82 billion by 2027, a 24.4% CAGR from 2019 (Grandview, 2020). 3. Global markets expected to reach $33.2 billion by the end of 2025, a CAGR of 13.2% through 2025 (Orbis, 201 9). 4. CAGR for our internal Media P&L is 91% from 2020 - 2026, and targeting 10% from 2027 - 2030. 5. CAGR from 2020 to 2026 is 49%; from 2027 to 2030 is 5%. 5% 5 8.83% 1 24.4% 2 13.2% 3 10% 4 CAGR ILLUSTRATIVE LONG - TERM GROWTH HOFREco — A Sports & Entertainment Dynasty

28 Why Invest? Jump to Public Relations: Coverage Highlights slide #43 in Appendix for Latest media coverage for the Hall of Fame Resort & Entertainment Company

29 Honor the Past , Inspire the Future

30 Appendix

31 MILESTONES September 2019 Announced merger agreement with Gordon Pointe Acquisition Corp. Began significant expansion of leadership teams with hiring of CFO & key marketing / partnership positions October/November 2019 Acquisition and $21 million renovation of McKinley Grand hotel in downtown Canton, Ohio April 2020 Signed new deal with NFL Alumni Association July 2020 Achieved taking the company public and began trading on the Nasdaq as HOFV HOFREco CEO Presents At “The Emergence Of eSports” Webinar, Presented By Maxim a nd M - Vest HOFREco CEO Presents At “The Emergence Of SPACs As A Mainstream IPO Vehicle” Webinar, Presented By Maxim And M - Vest June 2020 Acquired remaining ownership of Youth Sports Management LLC Announced planned acquisition of The Crown League Signed two new sponsorship agreements January 2020 Announced deal with Hilton to brand two hotels, one of which will be renovated and operational in Fall of 2020 October 2019 ASM Global selected as management firm for Tom Benson Hall of Fame Stadium and o n - site Youth Sports Events NFL Owners Authorize Investment of $10 million in company Progress & Achievements August 2020 New partnership with P resident’s Council on Sports, Fitness & Nutrition Completed acquisition of T he Crown League

COVID-19

CONTINUED MOMENTUM

The global COVID-19 crisis delayed, but did not stop our progress.

April 23, 2020
Signed new deal with ***NFL Alumni Association***

May 1, 2020
Optimized balance sheet, reducing debt and/or converting to equity, further enabling success when company went public

June 2020
No long-term impact to previously communicated pro-formas, despite short construction delay

June 3, 2020
Acquisition of remaining ***Youth Sports Management LLC*** ownership announced

June 10, 2020
Pro Football Hall of Fame closed for 3 months; has since reopened

June 25, 2020
Enshrinement and HOF Game delayed until 2021

July 2020
New safety protocols established for office and on-campus events

July 2, 2020
Achieved ***taking the company public*** and began trading on the Nasdaq as HOFV & HOFVW

HALL OF FAME
RESORT & ENTERTAINMENT CO.

32

33 Tony Buzzelli, CPA AUDIT COMMITTEE CHAIR Deloitte & Touche Somerset, VA Michael Crawford CHAIRMAN OF THE BOARD President & CEO, HOFREco Canton, OH David Dennis Retired, KPMG Longwood, FL Jim Dolan VICE CHAIRMAN CEO, Voyager Holdings II, LLC Naples, FL Karl Holz NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHAIR Karl Holz Advisors, LLC Orlando, FL Michael Klein Managing Partner, M. Klein and Co. New York, NY Stuart Lichter President and Chairman, IRG Los Angeles, CA Curtis Martin Pro Football Hall of Famer New York , NY Mary Owen Life Trustee, Ralph C. Wilson, Jr. Foundation Trophy Club, TX Edward Roth President and CEO, Aultman Health Foundation Canton, OH Kimberly Schaefer COMPENSATION COMMITTEE CHAIR President, Two Bit Circus Los Angeles, CA EXCEPTIONAL LEADERSHIP Board of Directors Return to Who We Are slide #5 in Presentation

NATIONAL YOUTH FOOTBALL & SPORTS COMPLEX TOM BENSON HALL OF FAME STADIUM 34 A world - class, 23,000 seat, sports and entertainment stadium that is already home to three major events of the annual Enshrinement Week Powered by Johnson Controls. Facility has hosted approximately 500,000 tournament participants and their families since its inception in 2017, in traditional sporting competitions and non - traditional events. Completed Phase I projects (2015 - 2018) provide a solid foundation of assets to host events. 0.1 12.3 16.8 22.2 23.6 24.4 25.2 0.4 4.3 5.5 6.6 7.0 7.3 7.6 2020 2021 2022 2023 2024 2025 2026 Stadium Youth Sports REVENUE PROJECTIONS (M) ADJUSTED EBITDA (M) - 4.9 - 0.1 2.0 4.8 6.1 6.5 6.7 - 0.8 1.6 2.4 3.4 3.7 3.9 4.1 2020 2021 2022 2023 2024 2025 2026 PHASE I Destination - Based Entertainment Assets Return to Destination - Based Entertainment Assets: Overview slide #8 in presentation

35 With Phase I and Phase II assets providing a solid foundation, growth is expected to continue with the development of Phase III, including a potential mix of residential space, and additional attractions, entertainment, dining, merchandise and more. a great place to live, work & play PHASE III Destination - Based Entertainment Assets Return to Destination - Based Entertainment Assets: Overview slide #9 in presentation

Targeted Financial Growth

PHASE I + PHASE II

PHASE I

Alliance partnerships, stadium entertainment, youth sports & infrastructure

PHASE II

Activation of significant assets – Waterpark, Hotels, Convention Center and Retail
Further monetizing Stadium, Youth Sports, Fantasy Sports, Media and Alliance Partnerships

TOTAL REVENUE (M)[1]



$8
$45
$80
$120
$145 (2)
$157 (2)
$167 (2)
2020E
2021E
2022E
2023E
2024E
2025E
2026E

ADJUSTED EBITDA (M)[1]



-$15
-$2
$13
$29
$44 (3)
$50 (3)
$54 (3)
2020E
2021E
2022E
2023E
2024E
2025E
2026E

PHASE III+ Beyond

Phase III and further expansion plans to enable further growth within 600-acre Tourism Development District. In addition to new growth from fantasy football, e-gaming and sports betting, Phase III may include a potential mix of residential space, additional attractions, entertainment, dining, merchandise and more.

FIGURES IN MILLIONS

1.Source: Preliminary Management Run–Rate financial estimates as of August 2020; subject to change. Actual results may differ materially from forecasts.
2.Management assumed that Phase II will cost approximately $300 million in capital spending with construction beginning in 2020 and that all components will be complete and operational by 2023. Management further assumed that it will be able to secure financing through approximately $240 million in Phase II construction loans, $70 million in TDD/TIF public financing and $55 million in equity/EB-5. Management assumed that HOFV will be able to increase attendance to above 1,000,000 visitors per year and generate significant revenue and EBITDA margin by selling a broad range of products and services across its Phase I and Phase II assets. The assumptions were developed based on Management's expertise and the experience of construction managers being consulted by management.
3.Excludes certain extraordinary non-recurring expenses. Adjusted EBITDA is a non-GAAP metric and is unlikely to be comparable to similar metrics presented by other companies. It should not be treated as a substitute for comparable GAAP financial metrics. Non-GAAP metrics have inherent limitations.

36

Return to Destination-Based Entertainment Assets: Overview slide #9 in presentation

Transaction Framework July 1 Transaction & Phase II Plans

MERGER TRANSACTION ($M)

Sources	
NewCo Public Equity[1]	$44.8
Private Convertible Debenture[2]	20.7
HOFV Equity Consideration[3]	243.3
GPAQ Founders Equity[4]	20.4
Total Sources	**$329.1**

Uses	
Total Equity Consideration[5]	$277.4
Repayment of GACP Term Loan[6]	15.5
Reclassification of Notes[7]	13.7
Transaction Fees and Expenses	6.5
Cash to Balance Sheet	16.0
Total Uses	**$329.1**

Pro Forma Market Cap & Enterprise Value	
Trust Value per Share[8]	$10.80
Pro Forma Shares Outstanding	31.8
Equity Value / Market Cap	**$343.8**
Net Debt[9]	80.7
Pro Forma Enterprise Value	**$424.5**

PRO FORMA CAPITALIZATION AND OWNERSHIP AT TRANSACTION CLOSE (M)

Pro Forma Capitalization at Transaction Close	
Cash and Cash Equivalents	25.9
GACP Term Loan	34.5
Related Party Subordinated Loan	13.4
Private Convertible Debenture	20.7
Other Debt	38.0
Equity[10]	308.4

Pro Forma Ownership	Shares	%
Current HOFV Stakeholders	25.7	80.8%
Public Equity Holders[11]	4.1	12.8%
GPAQ Founders Eq. & Sponsor Loan	2.0	6.4%
Total	**31.8**	**100.0%**

PHASE II (M)

Illustrative Phase II Sources of Funds	
New Phase II Construction Financing[12]	$240.6
Additional EB-5 & Other Equity Financing	54.7
TDD/TIF Public Financing (Net of Reserves)	70.0
McKinley Grand Hotel Financing	22.0
Balance Sheet Cash at Close of GPAQ Merger	25.0
Total Sources	**$412.3**

Illustrative Phase II Uses of Funds	
Est. Remaining Phase II Construction Costs	$303.0
Illustrative Phase II Financing Costs	28.3
McKinley Grand Renovation	22.0
Repayment of GACP Term Loan	34.5
Cash Reserved For Working Capital	24.5
Total Uses	**$412.3**

Pro Forma Market Cap & Enterprise Value	
Trust Value per Share[8]	$10.80
Pro Forma Shares Outstanding	31.8
Equity Value / Market Cap	**$343.8**
Avg. Net Debt[13]	161.5
Pro Forma Enterprise Value	**$505.3**

1. $31M cash retained in Trust. In addition, Newco Public Equity reflects the conversion of $13.7M in Founders Class convertible notes into common equity.
2. $7M of new convertible debt financing achieved. In addition, Private Convertible Debenture includes the reclassification of $4.2M of Founders Class convertible notes, $9M of Related Party Subordinated Loans and $0.5M of GPAQ Sponsor Loans.
3. Includes shares issued to holders of HOFV units, preferred equity, secured debt, ACC funded debt, New ACC funded debt, GPAQ Founder Shares transferred to HOFV stakeholders as well as shares issued in exchange for transaction fees and expenses as 07/01/2020.
4. Reflects the cancellation of 1,185,741 GPAQ Class F Founder Shares (out of a cap of up to 1,185,741 shares) and the transfer of 414,259 shares to HOFV.
5. Includes equity attributable to HOFV, Founders Class convertible notes, GPAQ Sponsor Founders Shares and equity issued for Sponsor Loans totaling $5.1M.
6. An 8th amendment to the GACP Term Loan was signed prior to Close. As part of the amendment, HOFV agreed to repay $15.5M of the $50M GACP Term Loan outstanding at close. The GACP Term Loan matures on November 30, 2020.
7. Reflects the reclassification of $4.2M of Founder Class convertible notes, $9M of Related Party Subordinated Loans, and $0.5M of GPAQ Sponsor Loans into the Private Convertible Debenture.
8. ~2.9M shares outstanding and an estimated Trust Value per Share equal to $10.80 with ~0% of shares redeeming at closing on July 1, 2020.
9. Includes Gross Values of $34.5M of Senior Debt, $13.4M of Related Party Subordinated Loans, $20.7M of Private Convertible Debentures, and Other Debt of $1.3M in loans for land due to an Affiliate, $11.2M in loans associated with the DoubleTree Hotel, $9.9M in Constellation EME financing, $9.8M in TIF financing, $5.6M in a non-recourse securitization of sponsorship revenue, and $0.4M associated with a Paycheck Protection Program Loan, less Cash and Cash Equivalents of $16.0M of cash and ~$9.9M in Restricted Cash.
10. Includes NewCo Public Equity, HOFV Equity Consideration and GPAQ Founders Equity
11. Reflects an increased 1.421333 exchange ratio for each non-redeeming GPAQ common share.
12. Includes ~$210.9M in construction loan financing and ~$29.7M in EME funding provided by Constellation Energy. This loan would be secured by Phase I and Phase II assets.
13. Average Net Debt includes the average balance of the construction loan, DoubleTree financing, TDD/TIF public financing, EME funding and Related Party subordinated loan during the Phase II construction period.

Public Financing Opportunity

CITY & STATE

With projected net financing available of over $160M over the course of the project, public financing opportunities represent a significant component of the overall Capital Plan. There are three main components of the public financing opportunity: TDD Bonds, TIF Bonds and Production Tax Credits.

TDD BOND FINANCING

- Ohio Revised Code 715.014 allows for the creation of a "tourism development district" (TDD) at the HOFV site – currently at 100 acres and approved to expand to 600 acres
- The Hall of Fame Resort & Entertainment Company is allowed, within the TDD, the ability to "self-assess" taxes across all business activity within the established TDD boundaries for the following taxes:
  - Admissions and Parking tax
  - Gross Receipts tax
  - Hotel tax
  - Lease tax
- We intend to monetize these TDD revenue streams using a 30-year term, at an interest rate of ~6.5%
- In Phase I, the Company is already receiving TDD tax revenue for admissions, parking and gross receipts taxes

TAX INCREMENT FINANCING (TIF)

- Ohio Revised Code 5709.40 allows real property taxes generated from newly constructed property to be used to fund public infrastructure
- The City of Canton has allowed 75% of the TIF revenues to be pledged to a bond issue
- We intend to monetize these TIF revenue streams from newly constructed private assets, using a 30 year term, at interest rates ranging between 5.5% and 6.50%

PRODUCTION TAX CREDITS

- We have submitted an application to the State of Ohio for production tax credits in support of the local production and post-production services to create The Hall of Fame Experience

Note: Projected public financing opportunity preliminary estimate as of January 2019; subject to change. Actual results may differ materially from projections.

Return to Destination-Based Entertainment Assets: Overview slide #9 in presentation

38

HALL OF FAME RESORT & ENTERTAINMENT CO.

39 Existing and planned developments in Canton, Ohio , are located in a “qualified opportunity zone” (as defined in the 2017 Tax Cuts and Jobs Act ), which may provide certain investors significant benefits . 1 Source: Tax Cuts and Jobs Act of 2017. Investors who invest capital gains recognized from pass through entities including limited partnerships may, in certain circumstances, choose to begin their 180 - day period on either the last day of the entity's year (when the owner would be required to recognize the gain) or when the entity itself would begin the 180 - day period (generally the date the entity sold the capital gains property). Special rules apply to certain types of capital gain, including capital gain realized on certain sales of real property. The Tax Cuts and Jobs Act of 2017 provides that the 180 - day period begins on the date of “sale,” while the proposed regulations issued by the IRS refer to the date on which the gain is “recognized.” Created as part of the Tax Cuts and Jobs Act of 2017, the Qualified Opportunity Fund (“QOF”) Program is designed to encourage investment in low - income communities by offering tax incentives to investors who invest realized capital gains in QOFs Tax Component Details Tax Benefit Tax Deferral of Original Capital Gain ■ An investor who reinvests realized capital gains into a QOF generally within 180 days 1 may defer tax on such gains until the earliest of: — Sale of the QOF investment, — The occurrence of an “inclusion event”, or — December 31, 2026 ■ Deferral of capital gains ■ More immediate capital to start compounding Stepped - Up Basis on Original Capital Gain ■ If the investor holds the QOF for: — At least 5 years by December 31, 2026: receives basis step - up equal to 10% of deferred gain — At least 7 years by December 31, 2026: receives an additional basis step - up equal to 5% of deferred gain, resulting in a 15% total basis step - up ■ Tax reduction of deferred gain Stepped - Up Basis of QOF ■ If the investor holds the QOF for at least 10 years: — Receives step - up in basis to the fair market value of the QOF investment immediately prior to sale ■ No capital gains taxed upon sale of QOF Begin to Defer Taxes on Original Capital Gain: Invest recently realized capital gains into a QOF Year 0: 20 19 Stepped - up Basis on Original Gain: Investor receives a step - up in basis equal to 10% of the original investment Year 5: 2024 Stepped - up Basis on Original Gain: Investor receives an additional 5% step - up in basis, for an aggregate step - up equal to 15% of the original investment Tax Deferral on Original Gain Ends: Taxes are due at the earliest of the sale date, an inclusion event, or 12/31/2026 Year 7: 2026 Stepped - up Basis of QOF: Potential to eliminate all capital gains tax from the sale of the QOF Year 10: 2029 QUALIFIED OPPORTUNITY ZONE Investment Opportunity Return to Destination - Based Entertainment Assets: Phase II slide #11 in presentation

40 HOFV’s Partnership with NFL Alumni Association • The partnership enables the NFL Alumni Association to locate their NFL Alumni Academy complex and its related facilities and projects at the HOFV campus. • The NFL Alumni Association’s national headquarters and the NFL Academy Complex to include multipurpose facilities: • Offices • Training facilities • Practice fields • Player housing & dining facilities ABOUT THE NATIONAL FOOTBALL LEAGUE'S ALUMNI ASSOCIATION "NFL ALUMNI” NFL Alumni Association consists of former NFL players, coaches, executives, spouses, cheerleaders, and associate members. MISSION: "Caring for our Own" is to serve, assist and inform its members and their families. NFL Alumni Association is also committed to serving the needs of youths across the country through its traditional mission of "Caring for Kids" Note: HOFV executed a Letter of Intent on April 22, 2020 to establish the NFL Alumni Academy at the HOFV campus. NFL ALUMNI ASSOCIATION Partnerships & Sponsorships Return to Partnerships & Sponsorships: Current Partnerships slide #23 in Presentation

Hall of Fame Village Media

CURRENT CONTENT PARTNERSHIPS

The NFL Alumni Association Academy provides an exclusive opportunity to develop ***content featuring Hall of Famers and NFL alumni*** working with today's generation of football prospects as they begin their journey into the league.

It's the ***largest youth football championship event in the world*** and it's right here at Tom Benson Hall of Fame Stadium. Teams of all ages and from all over the globe come to Canton to prove they are the best.

The ***Ohio High School Athletic Association*** selected Tom Benson Hall of Fame Stadium as the site for its football championships through 2024.

Hall of Fame Village powered by Johnson Controls has partnered with Immersive Artistry, a top leading themed-based attraction designer, on ***unique media content*** as well as the ***interior design of the football-themed waterpark.***



ARTIST PAUL GERBEN

Hall of Fame Village powered by Johnson Controls has partnered with ***renowned artist Paul Gerben,*** of New York, on four portraits of Hall of Famers.

Tom Benson Hall of Fame Stadium hosted the ***inaugural Black College Football Hall of Fame Classic*** in 2019 and will host again in 2021.

Return to Hall of Fame Media: Current & Future Landscape slide #16 in Presentation

41

Events & Live Entertainment

ILLUSTRATIVE EVENT SLATE




3174
6607
1259




HOBAN
70
HOBAN
60
HOBAN
28

FEBRUARY
Great Lakes Soccer,
OHSAA Swim & Dive Championships

MARCH
CASA Soccer Crossovers

Hosted 73 total events in 2019, including stadium, youth sports and private events.

Note: Slate does not include any private or corporate event bookings.

APRIL
HOF Marathon,
GLA Men's College Showcase

MAY
Memorial Day 7v7 Championships,
North Coast Lacrosse Championships

JUNE
Blue/Grey Combine,
GLA Women's College Showcase

JULY
HOF Academy, National Flag Football Summer Nationals,
Ruby Ohio 7v7 Championship

AUGUST
Enshrinement Ceremony,
Hall of Fame Game,
Concert for Legends,
Lacrosse 360 Shootout

SEPTEMBER
Great Lakes Labor Day Soccer Challenge

OCTOBER
Crosse' Out Cancer Lacrosse,
NFL Flag Football Regional w/ Cleveland Browns

NOVEMBER
Holidaze Event,
Graveyard Lacrosse Championships,
Small College Rugby Championship

DECEMBER
Ohio High School State Championships,
"Stagg Bowl" NCAA Division III Football National Championship

Return to Youth Sports: Youth Sports Projections slide #15 in Presentation

42

Hall of Fame Resort & Entertainment Company Completes Merger Creating a Premier Sports, Entertainment and Media Enterprise Centered on the World’s Largest Source of Professional Football Information Pro Football Shrine Taps Into Its Inner Disney Gordon Pointe Acquisition Corp. Shareholders Approve Definitive Merger Agreement with HOF Village, LLC Hall of Fame Resort & Entertainment Company Announces New Brand and Identity for Its Sports & Entertainment Destination Resort NFL owners agree to invest in Hall of Fame project PRO Football HOF Village to use Sports, Exclusive I.P. to attract fans INTERVIEW: The Pro Football Hall of Fame is Building a ‘Disneyland’ for the Sport 43 F o r more press coverage: www.HOFREco.com COVERAGE HIGHLIGHTS Public Relations Return to Why Invest? slide #28 in Presentation